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                                  EXHIBIT 24.0

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned Officers and Directors of Net2000 Communications, Inc., a Delaware corporation (the "Corporation"), hereby constitute and appoint Clayton A. Thomas, Jr., Donald E. Clarke, and Nancy A. Spangler, and each of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and in any one or more of them, to sign for the undersigned and in their respective names as Officers and as Directors of the Corporation, a Registration Statement on Form S-8 (or other appropriate form) relating to the proposed issuance of Common Stock and other securities pursuant to the fulfillment of subscriptions under the 1999 Employee Stock Purchase Plan (or any and all amendments, including post-effective amendments, to such Registration Statement) and file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and with full power of substitution; hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature                                                    Title                                       Date
---------                                                    -----                                       ----
/s/ Clayton A. Thomas, Jr.               Chairman of the Board of Directors and Chief                March 7, 2000
--------------------------                             Executive Officer
Clayton A. Thomas, Jr.                           (Principal Executive Officer)

/s/ Clyde Heintzelman                               President and Director                           March 7, 2000
---------------------
Clyde Heintzelman

/s/ Peter B. Callowhill                                    Director                                  March 7, 2000
-----------------------
Peter B. Callowhill

/s/ Eric Geis                                              Director                                  March 7, 2000
-------------
Eric Geis

/s/ Reid Miles                                             Director                                  March 7, 2000
--------------
Reid Miles

/s/ Mitchell Reese                                         Director                                  March 7, 2000
------------------
Mitchell Reese